Exhibit 99.1
XPO Logistics Announces Pricing of Private Offering of $535 Million 6.125% Senior Notes
GREENWICH, Conn. – August 12, 2016 – XPO Logistics, Inc. (“XPO” or the “Company”) (NYSE: XPO) today announced the pricing of its previously announced issuance of $535.0 million of senior notes due 2023. The closing of the private placement offering is expected to occur on August 25, 2016, subject to customary closing conditions.
The notes will bear interest at a rate of 6.125% payable semiannually, in cash in arrears on March 1 and September 1 of each year, commencing on March 1, 2017 and maturing on September 1, 2023. XPO intends to use the proceeds from this offering, together with proceeds of an incremental term loan facility described below and cash on hand, to redeem and/or discharge or defease, in whole or in part, the Company’s 7.875% Senior Notes due 2019, and to pay fees and expenses related thereto and related to the offering and to the incremental term loan facility described below. If consummated, these transactions would effectively extend the average maturity of the Company’s indebtedness.
The notes will be guaranteed by each of XPO’s direct and indirect wholly owned restricted subsidiaries (other than certain excluded subsidiaries) that are obligors under, or guarantee obligations under, XPO’s existing revolving credit agreement or existing term loan credit agreement (or certain replacements thereof) or guarantee certain capital markets indebtedness of the company or any guarantor of the Notes. The notes and the guarantees thereof will be unsecured, unsubordinated indebtedness of the company and the guarantors.
In addition, as previously announced, the Company intends to enter into a $400.0 million incremental term loan facility (the “Incremental Facility”) under the Company’s existing term loan credit agreement, subject to certain customary conditions. The terms of the Incremental Facility are expected to be substantially similar to those relating to the loans outstanding under the Company’s existing term loan credit agreement, except with respect to the interest rate applicable to the Company’s borrowings under the Incremental Facility and prepayment premiums in connection with certain voluntary prepayments. The Company anticipates borrowing the loans under the Incremental Facility substantially simultaneously with the consummation of the offering of notes described above.
The notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, and outside the United States, only to non-U.S. investors pursuant to Regulation S. The notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. Any offers of the notes will be made only by means of a private offering memorandum.
About XPO Logistics, Inc.
XPO Logistics, Inc. (NYSE: XPO) is a top ten global logistics provider of cutting-edge supply chain solutions to the most successful companies in the world. The company operates as a highly integrated network of people, technology and physical assets in 34 countries, with over 88,000 employees and 1,440 locations. XPO uses its network to help more than 50,000 customers manage their goods more efficiently throughout their supply chains. The company has two reporting segments: transportation and logistics, and within these segments, its business is well diversified by geographies, verticals and types of service. XPO’s corporate headquarters is in Greenwich, Conn., USA, and its European headquarters is in Lyon, France. www.xpo.com.

Forward-looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the expected issuance of the notes, our expected borrowing under the Incremental Facility and our expected redemption or satisfaction of the Senior Notes Due 2019. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.
These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO’s filings with the SEC and the following: economic conditions generally; competition and pricing pressures; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to successfully manage our growth, including by maintaining effective internal controls; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; our ability to retain our and our acquired businesses’ largest customers; our ability to develop and implement suitable information technology systems; our substantial indebtedness; our ability to raise debt and equity capital; our ability to attract and retain key employees to execute our strategy, including retention of acquired companies’ key employees; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; litigation, including litigation related to alleged misclassification of independent contractors; labor matters; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; our ability to execute our growth strategy through acquisitions; fuel price and fuel surcharge changes; weather and other service disruptions; governmental regulation; and governmental or political actions, including the United Kingdom’s likely exit from the European Union. All forward-looking statements set forth in this press release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO or its businesses or operations. Forward-looking statements set forth in this press release speak only as of the date hereof, and XPO undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

Investor Contact:
XPO Logistics, Inc.
Tavio Headley, +1-203-930-1602
tavio.headley@xpo.com
Media Contact:
Brunswick Group
Darren McDermott, +1-212-333-3810